Quarterly Holdings Report
for
Fidelity Freedom® Index 2040 Fund
June 30, 2022
FRX-X40-NPRT1-0822
1.906850.112
Domestic Equity Funds - 53.3%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $6,275,072,170)	550,540,714	6,887,264,331

International Equity Funds - 35.3%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $4,835,652,531)	369,803,844	4,570,775,511

Bond Funds - 11.4%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	70,975,554	657,943,387
Fidelity Series International Developed Markets Bond Index Fund (a)	18,611,917	164,343,227
Fidelity Series Long-Term Treasury Bond Index Fund (a)	97,065,447	646,455,878
TOTAL BOND FUNDS (Cost $1,709,263,093)		1,468,742,492

Short-Term Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 1.58% (b) (Cost $14,329)	14,326	14,329

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $12,820,002,123)	12,926,796,663
NET OTHER ASSETS (LIABILITIES) - 0.0%	(42,295)
NET ASSETS - 100.0%	12,926,754,368

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 1.58%	-	321,094	306,765	20	-	-	14,329	0.0%
Total	-	321,094	306,765	20	-	-	14,329

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series Bond Index Fund	782,065,574	31,261,351	116,207,973	3,585,752	(10,085,052)	(29,090,513)	657,943,387
Fidelity Series Global ex U.S. Index Fund	5,168,441,849	191,847,316	135,449,449	-	(13,728,218)	(640,335,987)	4,570,775,511
Fidelity Series International Developed Markets Bond Index Fund	134,510,022	38,544,322	783,735	86,274	(78,287)	(7,849,095)	164,343,227
Fidelity Series Long-Term Treasury Bond Index Fund	673,421,369	102,887,254	42,453,389	4,091,798	(15,041,335)	(72,358,021)	646,455,878
Fidelity Series Total Market Index Fund	7,736,502,945	564,284,634	41,826,953	27,393,478	(4,448,650)	(1,367,247,645)	6,887,264,331
	14,494,941,759	928,824,877	336,721,499	35,157,302	(43,381,542)	(2,116,881,261)	12,926,782,334

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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